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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 1, 2005

                                _________________

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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
                DELAWARE                                   0-32383                                23-3070336
      (State or Other Jurisdiction                (Commission File Number)                      (IRS Employer
            of Incorporation)                                                                Identification No.)
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 C/O PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
              225 CITY LINE AVENUE
           BALA CYNWYD, PENNSYLVANIA                                 19004
    (Address of Principal Executive Offices)                       (Zip Code)


 Registrant's Telephone Number, Including Area Code:            (800) 376-0022


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.        APPOINTMENT OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                  DEPARTURE OF PRINCIPAL OFFICERS OR DIRECTORS.

By action taken by the Company's Board of Directors on June 1, 2005, Rory J. Lindgren was appointed to serve as the Company' Chief Operating Officer. Mr. Lindgren was also appointed to the Company's Board of Directors effective June 1, 2005. Prior to being appointed as Chief Operating Officer, Mr. Lindgren, 48, served as the Company's Executive Vice President, Operations responsible for Marketing, Direct Sales, Customer Care and Information Technology since February 2003. Mr. Lindgren served as the Company's Senior Vice President, Operations from July 2002 to February 2003. Prior to July 2002, Mr. Lindgren served as Senior Vice President, Customer Relationship Management after joining the Company in April 2001. Before joining the Company, Mr. Lindgren served as Senior Vice President Customer Service for Fleet Boston Financial where he was responsible for leading customer care operations. Prior to August 1998, Mr. Lindgren held key management positions at MasterCard International, First Chicago NBD Corporation and American Express.

 On June 1, 2005, the Company's Board of Directors also appointed Howard E. Verlin, a current director and Executive Vice President of the Company, to assume responsibility as the Company's principal financial officer. Mr. Verlin, 44, has been a director of the Company since December 18, 2003 and has served as Executive Vice President since July 1, 2000. Mr. Verlin served as Assistant Secretary of the Company until June 2000. Mr. Verlin has served similar functions with respect to the Company's predecessors in interest and affiliates since 1987 and has over 20 years of experience in the media and communications industry.

In addition to the appointments described above, on June 1, 2005, Ronald B. Stark was appointed as the Company's Vice President of Finance and assumed responsibility as the Company's principal accounting officer. Mr. Stark, 41, has 20 years of finance and accounting related experience, and has provided consulting services to the Company since January 2005. Prior to becoming an independent consultant in May 2004, Mr. Stark was Vice President of Finance for Berlitz International, Inc., an international provider of language related services, from September 2000 to May 2004. Berlitz was a NYSE-listed company until becoming private in July 2001. Between 1989 and 2000, Mr. Stark held various other accounting-related positions with Berlitz, including Accounting Manager, and Director of Accounting. Mr. Stark began his career as an auditor with Deloitte & Touche, LLP.

Joseph W. Pooler, Jr., the Company's Chief Financial Officer, will be leaving the Company on June 7, 2005. Mr. Pooler has served as the Company's principal financial officer and principal accounting officer in his position as Chief Financial Officer. Mr. Pooler's departure is not related to any disagreement with the Company or with the Company's operations, policies or practices.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PEGASUS COMMUNICATIONS CORPORATION


                                            By /s/ Scott A. Blank
                                               --------------------------------
                                               Scott A. Blank,
                                               Senior Vice President


Date:  June 7, 2005